Exhibit 10.38

CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS MARKED WITH [*] AND FILED SEPARATELY WITH THE SEC

Amendment Agreement

to the

Manufacturing Services Collaboration Agreement

between

NXP SEMICONDUCTORS NETHERLANDS B.V.

and

DSP GROUP, INC.

and

DSP GROUP LTD.

Contents

		Page
Clause

1	INTERPRETATION	4

2	COMMENCEMENT DATE	6

3	AMENDMENT OF DSPG PLANS	6

4	AMENDMENT OF DSPG PURCHASE OBLIGATION	6

5	AMENDMENT TO PURCHASE ORDERS, ORDER PLACEMENT, MANAGEMENT AND BATCH RELEASES	7

6	AMENDMENT OF PRICES AND TAXES	8

7	AMENDMENT OF PENALTY FOR LATE/NON DELIVERY	9

8	WAIVER AND SETTLEMENT OF CLAIMS	10

9	CLOSURE OF FISHKILL	10

10	AMENDMENT TO SCHEDULE 12 OF THE AGREEMENT	12

11	CONTINUATION OF THE AGREEMENT	12

12	TERMINATION	12

13	GOVERNING LAW AND COURT	13

Annexes

Annex A – Revised 2009 Prices

Annex B – Revised 2010 Prices

Annex C – NXP Lead-time Catalogue in Days

Annex D – A-Gate Checklist

Annex E – Bridging Stock in [*] Devices

Annex F – End of Life Stock in [*] Devices

Annex G – Finished Goods Prices and Methodology for [*] Price Adjustment

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Amendment Agreement to the Manufacturing Services Collaboration Agreement

THE UNDERSIGNED:

(1)	NXP SEMICONDUCTORS NETHERLANDS B.V., a limited liability company incorporated under the laws of the Netherlands with corporate seat in Eindhoven, the Netherlands and having its address at High Tech Campus 60, 5656 AG Eindhoven, the Netherlands (“NXPBV”), acting on behalf of itself and also acting for the benefit of its Affiliates (collectively “NXP”),

and

(2)	DSP GROUP, INC., a company incorporated under the laws of the State of Delaware, United States of America, having its address at 2580 North First Street, Suite 460, San Jose, CA 95131, United States of America (“DSPG INC”),

and

(3)	DSP GROUP LTD. (“DSPG”), a private company with limited liability incorporated under the laws of Israel, with corporate seat in Herzeliya, Israel and having its address at 5 Shenkar Street, Herzeliya, 46120, Israel, entering into this Agreement on behalf of itself and its Affiliates, the obligations of which shall be guaranteed by DSPG INC as provided for in Clause 14 of the SBSA,

NXP, DSPG INC and DSPG shall also be referred to as “Parties” or a “Party”, as the case may be,

WHEREAS:

(A)	The Parties entered into a Manufacturing Services Collaboration Agreement, effective 4 September 2007, relating to the manufacturing, pre-testing, assembling and final-testing of NXP Products by NXP and/or NXP Sub-contractors (the “Agreement”).

(B)	The Parties wish to amend and supplement the Agreement.

(C)	NXP and DSPG INC and DSPG wish to conclude this Amendment Agreement (as defined below).

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IT IS AGREED AS FOLLOWS:

1	INTERPRETATION

1.1	Revised Definitions

1.1.1	The definition of “Derivative” in Clause 1.1 of the Agreement is deleted in its entirety and replaced with the following: “Derivative” shall mean any commercial successors having the same process flows fully or partially, steps and/or parameters and utilizing the identical manufacturing equipment tools fully or partially.

1.1.2	The definition of “NXP Lead-time Catalogue” in Clause 1.1 of the Agreement is deleted in its entirety and replaced with the following: “NXP Lead-time Catalogue” means the lead-time catalogue attached to this Amendment Agreement as Annex C, as the same may be updated from time to time by NXP and approved by DSPG, which approval shall not unreasonably be withheld or delayed, to reflect any Derivatives which will be provided by NXP to DSPG. For the avoidance of doubt, notwithstanding the absence of any reference in Annex C, the Parties (i) shall mutually agree upon a reasonable NXP Order Lead-Time for any existing NXP Products or NXP Services not included in Annex C for any reason, and (ii) agree that the NXP Order Lead-Time for a Derivative shall be the [*] as further clarified in Annex G to this Amendment Agreement; it being understood that a Derivative’s lead-time is [*], adjusted for [*] have been [*]. Annex C shall be updated accordingly based on sub (i) and sub (ii).

1.1.3	The definition of “NXP ROM-Coded Products” in Clause 1.1 of the Agreement is deleted in its entirety and replaced with the following: “NXP ROM-Coded Products” shall mean the ROM-coded NXP Products. For the avoidance of doubt, [*] are ROM-coded NXP Products.

1.1.4	The definition of “Grace Period” in Clause 1.1 of the Agreement is deleted in its entirety and replaced with the following: “Grace Period” shall mean in respect of NXP Non-ROM-Coded Products and NXP ROM-Coded Products:

(i)	with regard to Purchase Order Type A: [*];

(ii)	with regard to Purchase Order Type B: [*]; and

(iii)	with regard to Purchase Order Type C: [*].

1.1.5	The definition of “Systematic Late Delivery” in Clause 1.1 of the Agreement is deleted in its entirety and replaced with the following: “Systematic Late Delivery” shall mean delivery by NXP of [*] or more of the aggregate of all individual Line-Items in (Adjusted) Binding Purchase Orders in a [*] beyond the applicable NXP Order Lead-time.

1.1.6	The definition of “Systematic Non-Delivery” in Clause 1.1 of the Agreement is deleted in its entirety and replaced with the following: “Systematic Non-delivery” shall mean delivery by NXP of:

(a)	[*] or more of the aggregate of all individual Line-Items in (Adjusted) Binding Purchase Orders in a [*] after expiration of [*] beyond the applicable NXP Order Lead-times in respect of NXP ROM-Coded Products (the “Quarterly ROM-Coded Systematic Non-Delivery”);

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(b)	[*] or more of the aggregate of all individual Line-Items in (Adjusted) Binding Purchase Orders in a [*] after expiration of [*] beyond the applicable NXP Order Lead-times in respect of NXP Non-ROM-Coded Products (the “Quarterly Non-ROM-Coded Systematic Non-Delivery”);

(c)	[*] or more of the aggregate of all individual Line-Items in (Adjusted) Binding Purchase Orders in a [*] after expiration of [*] beyond the applicable NXP Order Lead-times in respect of NXP ROM-Coded Products (the “Annual ROM-Coded Systematic Non-Delivery”); or

(d)	[*] or more of the aggregate of all individual Line-Items in (Adjusted) Binding Purchase Orders in a [*] after expiration of [*] beyond the applicable NXP Order Lead-times in respect of NXP Non-ROM-Coded Products (the “Annual Non-ROM-Coded Systematic Non-Delivery”).

1.2	New Definitions

Capitalized words in this Amendment Agreement (including the preamble and recitals), shall have the same meaning as set out in the Agreement, except if defined otherwise herein and unless the subject or context otherwise requires, and the following definitions are added as follows:

“A - Gate checklist” means the checklist attached hereto as Annex D.

“Amendment Agreement” means this amendment agreement including the annexes thereto.

“Backend Transfer Plan” means the plan related to the qualification of certain back-end services for [*] products; it being agreed that the qualification of these services will be done simultaneously with the qualification of the Wafer products from the Nijmegen Facility for those relevant [*] products.

“Fishkill Facility” has the meaning set out in Clause 9.1.1 of this Amendment Agreement.

“MCM Product” means any NXP Product in which multiple integrated circuits, each fabricated on a separate semiconductor die, are packaged together for use as a single Device.

“Nijmegen Facility” means the NXP facility in Nijmegen, the Netherlands.

“Obsolete” means NXP Products for which no Purchase Order has been issued by DSPG for a period of [*].

“Product Transfer Engineers” has the meaning set out in Clause 9.4.1 of this Amendment Agreement.

“Revised 2009 Prices” means Annex A to this Amendment Agreement, subject to any adjustments provided in Annex G to this Amendment Agreement. For the avoidance of doubt, notwithstanding the absence of any reference in Annex A, the Parties shall mutually agree upon the prices for any Derivatives in accordance with Clause 10.2 of the Agreement (as amended pursuant to this Amendment Agreement) and update Annex A accordingly.

“Revised 2010 Prices” means Annex B to this Amendment Agreement, subject to any adjustments provided in Annex G to this Amendment Agreement. For the avoidance of doubt, notwithstanding the absence of any reference in Annex B, the Parties shall mutually agree upon the prices for any Derivatives in accordance with Clause 10.2 of the Agreement (as amended pursuant to this Amendment Agreement) and update Annex B accordingly.

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“Revised Price Plans” means Annex A and Annex B to this Amendment Agreement, subject to any adjustments provided in Annex G to this Amendment Agreement.

“Shaded Table of Schedule 1” has the meaning set out in Clause 6 of this Amendment Agreement.

“Storage Plan” has the meaning set out in Clause 9.1.1 of this Amendment Agreement.

1.3	Clauses and schedules

References to clauses and schedules are to clauses of and schedules to the Agreement unless the context otherwise requires.

2	COMMENCEMENT DATE

This Amendment Agreement will take effect as from the date of signing of this Amendment Agreement by the Parties thereto, except that as set forth in Clause 10.1.1 of the Agreement (as amended pursuant to this Amendment Agreement), Annex A, and to the extent relevant, Annex G, to this Amendment Agreement will [*].

3	AMENDMENT OF DSPG PLANS

3.1	Clause 5.2.2 of the Agreement shall be amended such that the entire sub-clause reads as follows:

The MTP will describe DSPG’s projected NXP Product and NXP Service needs on a [*] basis (total quantity and quantity in each Main Capacity Bucket). The quantities for any [*] shall not [*] and shall not [*] of the quantities for [*] including that [*]; provided, however, the quantity limitations for [*] in the MTP shall be disregarded to the extent NXP confirms such MTP pursuant to Clause 5.2.3.

3.2	New Clause 5.3.6: Notwithstanding anything to the contrary contained in Clause 5.3, the quantity limitations applicable to STPs shall be disregarded to the extent NXP confirms such STP pursuant to Clause 5.3.3.

4	AMENDMENT OF DSPG PURCHASE OBLIGATION

Clause 6 of the Agreement (DSPG Purchase Obligation) shall be amended such that the entire clause reads as follows:

6.1 For NXP Non-ROM-Coded Products, DSPG shall be obliged to purchase for [*] of the aggregate NXP Non-ROM-Coded Product quantities for such [*] included in [*] applicable to such [*]. For the avoidance of doubt, DSPG shall have no obligation to purchase any quantities of NXP Non-ROM-Coded Products [*], and with consideration of Clause 6.5 below, DSPG’s purchase obligations shall be satisfied to the extent NXP [*].

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6.2 For NXP ROM-Coded Products, DSPG shall be obliged to purchase for [*] of the relevant Confirmed STP [*] of the aggregate NXP ROM-Coded Product quantities for such [*] calculated as an [*] applicable to such [*]. For the avoidance of doubt, DSPG shall have no obligation to purchase any quantities of NXP ROM-Coded Products [*], and with consideration of Clause 6.5 below, DSPG’s purchase obligations shall be satisfied to the extent NXP [*]. The Parties agree that with respect to [*].

6.3 In [*] of any calendar year, DSPG and NXP will determine on an [*] basis whether DSPG purchased less than the obligated quantities of NXP Non-ROM-Coded Products and/or NXP ROM-Coded Products set out in Clauses 6.1 and 6.2 above, respectively. For purposes of the above determination, DSPG shall have the right to [*]. In the event that based on the [*] determination that DSPG purchased less than the obligated quantities of NXP Non-ROM-Coded Products and/or NXP ROM-Coded Products set out in Clauses 6.1 and 6.2 above, respectively, and NXP satisfied the NXP Order Lead-times with respect to DSPG’s obligated quantities of NXP Non-ROM-Coded Products and/or NXP ROM-Coded Products, as applicable, that have not been purchased, DSPG shall pay to NXP a compensation of [*], that DSPG was obligated to purchase in accordance with Clauses 6.1 and 6.2 above and did not purchase, subject to this Clause 6.3.

6.4 DSPG’s purchase obligation as set out in this Clause 6 shall not apply in respect of the Confirmed STPs relating to the third quarter and the fourth quarter of 2007. DSPG’s purchase obligation is only with respect to finished NXP Products, and a Binding Purchase Order or an Adjusted Binding Purchase Order shall be issued by DSPG only with respect to finished NXP Products. DSPG shall purchase the finished NXP Products at fixed prices to be mutually agreed upon by the Parties and consistent with Annex A and Annex B of the Amendment Agreement, subject to adjustments provided in Annex G of the Amendment Agreement.

6.5 For the avoidance of doubt, commencing with the date the Fishkill Facility is closed, all deliveries of NXP Products set forth in Annex D of the Amendment Agreement shall be [*] is fully consumed by DSPG’s Binding Purchase Orders and/or Adjusted Binding Purchase Orders for [*].

5	AMENDMENT TO PURCHASE ORDERS, ORDER PLACEMENT, MANAGEMENT AND BATCH RELEASES

5.1	Clause 8.5 of the Agreement (Cancellation of Purchase Order) shall be amended such that the entire sub-clause reads as follows:

Subject to Clause 6, DSPG may [*] to NXP that specifies the relevant Adjusted Binding Purchase Order, (Binding) Purchase Order or portion thereof that DSPG [*]. In such event, DSPG’s [*] pursuant to Clause 6.3 of the Agreement (as amended pursuant to this Amendment Agreement).

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6	AMENDMENT OF PRICES AND TAXES

Clause 10 of the Agreement (Prices and Taxes) shall be amended such that the entire clause reads as follows:

10.1	Prices During the (Remaining) Term of the Agreement

Contract year 2009

10.1.1 Subject to Clause 10.1.2 and any adjustments provided in Annex G to the Amendment Agreement, the Parties agree that as from 1 January 2009 until 31 December 2009 (unless the Agreement terminates earlier), the prices for NXP Products shall be equal to the prices as set out in the Revised 2009 Prices attached as Annex A to the Amendment Agreement, subject to [*] to the Agreement (the “Shaded Table of Schedule 1”).

10.1.2 The Parties agree that the prices set out in Annex A to the Amendment Agreement (which prices may be subject to any adjustments provided in Annex G to the Amendment Agreement and which Annex A may be updated for existing NXP Products omitted from Annex A for whatever reason and Derivatives in accordance with Clause 10.2 below) shall be used for calendar year 2009 until [*]. Thereafter, the prices for NXP Products and Derivatives applicable for [*], subject to any adjustments provided in Annex G to the Amendment Agreement. For the avoidance of doubt, the aggregate [*].

Contract year 2010

10.1.3 The Parties agree that as from 1 January 2010 until 31 December 2010 (unless the Agreement terminates earlier), the prices for NXP Products shall be equal to the prices as set out in the Revised 2010 Prices attached as Annex B to the Amendment Agreement, subject to any adjustments provided in Annex G to the Amendment Agreement and updates for existing NXP Products omitted from Annex B for whatever reason and Derivatives in accordance with Clause 10.2 below and subject to [*] the Shaded Table of Schedule 1.

10.2	Products or Services not in Annex A or Annex B of the Amendment Agreement

The Parties acknowledge and agree that in the event an NXP Product or NXP Service is not included in Annex A or Annex B to the Amendment Agreement, but such product or service forms part of a delivery under the Agreement or is a Derivative, the price of such product, service or Derivative will be calculated and subject to any adjustments as described in Annex G to the Amendment Agreement.

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10.3	Prices in 2011 and During Extension of the Term of the Agreement

The Parties acknowledge and agree that in 2011 and in case the term of the Agreement is extended in accordance with Clause 2.3.2 of the Agreement, the prices for NXP Products, Services and Derivatives shall be subject to [*] and subject to this Clause 10.3, (i) provided, however the prices for NXP Products and Derivatives for an applicable [*] after [*] as set forth in Annex B to the Amendment Agreement, subject to adjustments provided in Annex G to the Amendment Agreement and (ii) it being understood that the prices for NXP Services [*].

The Parties acknowledge and agree that in the calendar year 2011, the prices for [*] will [*] in respect of the [*] produced, after which the prices shall be [*].

In respect of sub-contractors, any prices [*].

For the purposes of this Clause 10.3, in [*] shall be deemed to be an internal NXP supplier and not an NXP Sub-contractor.

10.4	Taxes

Unless otherwise specified in writing, the prices set forth in the Revised Price Plans are net of any and all taxes. Subject to Clause 4.2.5, DSPG shall pay all taxes related to the manufacturing, pre-testing, assembling, final-testing, sale and delivery of NXP Products and NXP Services, regardless whether such taxes are itemized on the invoices.

7	AMENDMENT OF PENALTY FOR LATE/NON DELIVERY

The Parties acknowledge and agree that Clause 14 of the Agreement (Penalty for Late/Non Delivery) is supplemented as follows:

7.1	Settlement, payment and set off of Late Delivery Penalties/DSPG Purchasing Obligations

7.1.1	New Clause 14.5.4: The amount due (if any) from NXP for Late Delivery Penalties calculated as provided in Clause 14 of the Agreement, as amended by the Amendment Agreement, shall be calculated during [*] of the [*]. The amount due (if any) from DSPG pursuant to Clause 6 of the Agreement, as amended by the Amendment Agreement, with respect to all previously unsatisfied DSPG Purchasing Obligations, calculated as provided in Clause 6.3 of the Agreement, as amended by the Amendment Agreement, shall also be calculated during [*]. Not later than [*] of [*], the net amount due to NXP or due to DSPG, as applicable, as a result of such calculations shall be paid.

7.2	Schedule 10 Superseded

New Clause 14.8: For the avoidance of doubt, Schedule 10 of the Agreement is superseded by Annex C attached to the Amendment Agreement.

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8	WAIVER AND SETTLEMENT OF CLAIMS

The Parties hereby [*] of the Agreement, originating from the period commencing on [*]. Each party hereby grants the other party [*] the other Party relating to this period.

9	CLOSURE OF FISHKILL

9.1	A - Gate checklist

9.1.1	In connection with the closure of the NXP Facility in Fishkill, United States of America (“Fishkill Facility” also referred to as “ICF”) contemplated for no later than 30 June 2009, the Parties shall cooperate, and NXP shall use best endeavours to complete the line items of the A - Gate checklist and formulate a long-term storage plan and implementation procedure (including actual sample testing of the results of a reasonable number of lots produced) for Bridging Stock and End of Life Stock which will preserve the quality of products as at the time of storage [*] (the “Storage Plan”) that is acceptable to DSPG (not to be unreasonably withheld or delayed) by no later than [*].

9.1.2	DSPG consents to the closure of the Fishkill Facility contemplated for no later than 30 June 2009 if any of the following events apply:

(a)	The line items of the A - Gate checklist are satisfied and the Storage Plan is accepted by DSPG (not to be unreasonably withheld or delayed) prior to [*];

(b)	The line items of the A - Gate checklist are satisfied in all material respects but are not completed prior to [*], and such non-completion would not make [*] is accepted by DSPG (not to be unreasonably withheld or delayed) prior to [*]; or

(c)	NXP shall [*] set out in [*] of this Amendment Agreement at [*], sufficient to [*] that satisfy the A - Gate checklist requirements.

9.1.3	In the event that either (a), (b) or (c) of Clause 9.1.2 of this Amendment Agreement are not met, NXP will [*] until either (a), (b) or (c) of Clause 9.1.2 of this Amendment Agreement are met or until an alternative solution is agreed by the Parties acting reasonably.

9.1.4	The Parties shall cooperate and NXP shall use best endeavours to complete the line items of the Backend Transfer Plan.

9.1.5	The Parties shall meet on a regularly basis to exchange information on the status of the A - Gate checklist, the Storage Plan and Backend Transfer Plan.

9.1.6	The Parties agree that concurrently with the qualification of each product set forth in the A - Gate checklist at the Nijmegen Facility, the associated backend services (i.e. wafer test, assembly and final test) will be qualified in either [*] or [*]. Subsequently, with the consent of DSPG, qualification of the associated backend services at another facility will be permitted.

9.2	Bridging Stock

9.2.1	Subject to Clause 9.1.2 of this Amendment Agreement, the Parties agree that NXP shall produce the [*] NXP Products and [*] NXP Products set out in Annex E to this Amendment Agreement, which are required for DSPG to [*] (the “Bridging Stock”). DSPG may [*] of NXP Products in Annex E to this Amendment Agreement, subject to the prior written approval of NXP, which approval shall not be unreasonably withheld or delayed.

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9.2.2	In the event that on [*], all or part of the Bridging Stock (other than Bridging Stock referred to in Clause 9.1.2 sub (c) of this Amendment Agreement) is unconsumed by DSPG, DSPG will pay NXP [*] of the costs of such unconsumed Bridging Stock based on the Revised 2009 Prices attached as Annex A to this Amendment Agreement. Such costs shall be calculated based on the [*]. DSPG shall compensate NXP for such costs ultimately on [*] and have the option to request that NXP hold such unconsumed Bridging Stock until [*]. Until [*], DSPG shall have the option to order such unconsumed Bridging Stock and upon delivery of such unconsumed Bridging Stock to DSPG, NXP will invoice DSPG for the remaining balance of [*] of the costs of such unconsumed Bridging Stock.

9.2.3	NXP shall provide bi-weekly inventory reports to DSPG relating to the Bridging Stock.

9.2.4	For the avoidance of doubt, the Bridging Stock shall be subject to the terms of Clause 11 of the Agreement.

9.3	End of Life Stock

9.3.1	Subject to Clause 9.1.2 of this Amendment Agreement, the Parties agree that NXP shall [*] of NXP Products as set out in Annex F to this Amendment Agreement, which is currently [*] (the “End of Life Stock”). DSPG may amend the [*] in Annex F to this Amendment Agreement, subject to the prior written approval of NXP, which approval shall not be unreasonably withheld or delayed.

9.3.2	NXP will assure that the test and assembly of the End of Life Stock can be performed in [*] through [*]. NXP will assure proper storage of End of Life Stock such that all product specifications are met upon shipment. DSPG has rights to inspect storage facilities where these NXP Products are kept following the procedures defined in Schedule 7 of the Agreement.

9.3.3	In the event that on [*] all or part of the End of Life Stock is unconsumed by DSPG, DSPG will be liable to NXP for [*] of the costs of such unconsumed End of Life Stock. Such costs shall be calculated based on [*] based on the Revised 2009 Prices attached as Annex A to this Amendment Agreement. DSPG shall compensate NXP for such costs ultimately on [*].

9.3.4	The Parties agree that they will jointly review as from [*] onwards and on a [*] basis thereafter the End of Life Stock to minimise the inventory risk for each Party. As set forth in Clause 9.3.2 of this Amendment Agreement, DSPG will be liable to NXP for [*] of the costs of the Obsolete End of Life Stock, as calculated pursuant to Clause 9.3.3 of this Amendment Agreement. DSPG shall compensate NXP for such costs ultimately within [*] of such scrap.

9.3.5	The Parties agree that in the event a DSPG customer desires to purchase End of Life Stock [*] set forth in Annex F to this Amendment Agreement and with [*], NXP shall [*] End of Life Stock at the Nijmegen Facility or another NXP facility in accordance with Clause 4 of the Agreement at [*].

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9.3.6	The Parties agree that in the event any End of Life Stock manufactured by NXP pursuant to Clause 9.3.1 of this Amendment Agreement fails to meet the specifications set out in Schedule 2 of the Agreement or product qualification and other quality standards and requirements set out in Schedule 3 of the Agreement at the time the End of Life Stock is withdrawn pursuant to a DSPG Purchase Order and is deemed [*], then the following provisions will apply:

(a)	If the relevant [*], then NXP will pay DSPG the [*].

(b)	If the relevant [*], or using a [*], then NXP will pay DSPG the [*].

(c)	If the relevant [*] from DSPG, then NXP will [*] as set out in Clause 15.1 of the Agreement.

9.3.7	NXP shall provide bi-weekly inventory reports to DSPG relating to the End of Life Stock.

9.4	Product transfer engineers and testers

9.4.1	The Parties agree that NXP shall provide adequate staffing to support the transfer of NXP Processes from the Fishkill Facility to the Nijmegen Facility (the “Product Transfer Engineers”). Such transfer will be supported in substantially the same manner and at the same level as the transfer of NXP Processes will be supported for NXP or any of its Affiliates.

9.4.2	The Parties agree that NXP shall only pay (i) [*] of the cost of the Product Transfer Engineers during the transfer of the NXP Processes from the Fishkill Facility to the Nijmegen Facility and (ii) [*] of the cost of the Caen SLA Engineers, which costs will be [*] that is allocated to such transfer, including any [*]. The Parties shall review the allocation of the activities of the Caen SLA Engineers on a quarterly basis as from the [*].

10	AMENDMENT TO SCHEDULE 12 OF THE AGREEMENT

Schedule 12 of the Agreement (Q4, 2007 Finished Goods Prices and Methodology for [*] Price Adjustment) shall be amended such that the entire schedule reads as Annex G.

11	CONTINUATION OF THE AGREEMENT

Except as amended and/or supplemented by this Amendment Agreement, the Agreement shall continue in full force and effect for the duration as set out in the Agreement.

12	TERMINATION

The Parties acknowledge and agree that this Amendment Agreement shall automatically terminate in the event that the Agreement has been amended and restated in accordance with the provisions hereof.

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13	GOVERNING LAW AND COURT

13.1	Governing Law

This Amendment Agreement and the documents to be entered into pursuant to it, save as expressly otherwise provided therein, shall be governed by and construed in accordance with the laws of Switzerland (excluding the conflict of law provisions of the Swiss Federal Act on International Private Law and international treaties, in particular the Vienna Convention on the International Sale of Goods dated 11 April 1980).

13.2	Forum

The Parties irrevocably agree that any dispute, controversy or claim arising out of or relating to this Amendment Agreement or the performance thereof (whether such claim is based on rights, privileges or interests recognized by or based upon statute, contract, tort, common law or otherwise) shall be solely and finally settled by binding arbitration in accordance with the International Chamber of Commerce (“ICC”) Arbitration Rules as in force on the Effective Date and as may be amended by the provisions of this Clause 13.2. Any challenge to the arbitral award is explicitly excluded according to Article 192 paragraph 1 of the Swiss Federal Act on International Private Law. The place of arbitration shall be Zurich, Switzerland. The number of arbitrators shall be 3 (three) if the claim or amount in controversy exceeds [*]; otherwise, the number of arbitrators shall be 1 (one). The arbitrator(s) shall be appointed in accordance with the ICC Arbitration Rules. The language to be used in the arbitral proceedings shall be English. The provisions of this Clause 13.2 shall survive termination of this Amendment Agreement. Each Party agrees to keep all disputes and arbitration proceedings strictly confidential, except for disclosures of information required by any applicable law or regulation or attendant to the entry of any award as a judgment.

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THIS AMENDMENT AGREEMENT IS AGREED AND SIGNED ON JANUARY 27, 2009 BY:

DSP GROUP LTD.

/S/ BOAZ EDAN
Name:	Boaz Edan
Title:	Chief Operating Officer

/S/ DROR LEVY
Name:	Dror Levy
Title:	Chief Financial Officer

DSP GROUP, INC.

/S/ BOAZ EDAN
Name:	Boaz Edan
Title:	Chief Operating Officer

/S/ DROR LEVY
Name:	Dror Levy
Title:	Chief Financial Officer

NXP SEMICONDUCTORS NETHERLANDS B.V.

/S/ WIL JOSQUIN
Name:	Wil Josquin
Title:	VP of Strategy and Innovation for NXP Semiconductors

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Annex A Revised 2009 Prices

6TG	Product	Updated Price (USD) [*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

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Annex B Revised 2010 Prices

6TG	Product	Updated Price (USD) [*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

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Annex C - NXP Lead-time Catalogue in Days

Should the planned lead times of an [*] change and such change applies to all of NXP’s internal business lines, NXP will promptly notify DSPG at least[*] prior to the change and update the lead times of the products affected; provided, however, [*].

Lead times are to [*]; an additional [*] are required for [*].

[*]	[*]	[*]			[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

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Annex D -A - Gate Checklist

A. Electrical testing

A - Gate check point criteria are based on compliance with the parameters listed in the following documents.

Each parameter measured should be within the limits or min/max values defined in the following documents.

[*]

B. Reliability qualification

[*]

C. Yields

A - Gate check point requires that [*] achieve [*] of the average [*]. The yield expectations are:

[*]

It is agreed by NXP that such yield level is sufficient for production start as minimum threshold at ICN within reasonable process window for the above products

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Annex E - Bridging Stock in [*] Devices

Process – Description	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]

Notes:

The Bridging Stock quantities reflect [*]Units shipments to DSPG.

NXP will hold Wafers and dies at a level sufficient to support the above [*] shipments, taking into consideration NXP’s planning parameters such as Wafer test, assembly and final test yields.

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Annex F - End of Life Stock in [*] Devices

Process - Description	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]

Notes:

The End of Life Stock Stock quantities reflect [*] shipments to DSPG.

NXP will hold Wafers and dies at a level sufficient to support the above [*] shipments, taking into consideration NXP’s planning parameters such as Wafer test, assembly and final test yields.

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Annex G - Finished Goods Prices and Methodology for [*] Price Adjustment

1.	Product Pricing Table

A. The product pricing tables attached as Annexes A and B to the Amendment Agreement have been derived from Schedule 1 of the Agreement.

B. [*] prices, test times and average yields where [*] have been applied are listed below .The prices in Annex A of the Amendment Agreement are effective [*] and the prices in Annex B of the Amendment Agreement are effective [*].

Annex A: Clause 1.C below sets forth the [*] terms for [*] not listed in Annex A of the Amendment Agreement in [*].

Annex B: The [*] for all NXP Products in [*] are applied using the following key definitions:

1) [*] for [*] Stock that use [*]; provided that the [*] does not apply to [*].

2) [*] for all [*] Products that [*].

3) [*] for all (i) NXP Products currently marked [*], (ii) NXP Products and its Derivatives that are [*], and (iii) dies that can comprise of [*] Products and use the following processes: [*].

4) [*] for all [*].

Clause 1.C below sets forth the discount and pricing terms for [*] not listed in Annex B of the Amendment Agreement in [*].

C. The price of [*] not listed in Annex A of the Amendment Agreement will be determined from the [*], together with the [*] of the products after which a [*] will be applied to [*], determined in accordance with Clause 6 of the Amendment Agreement. The price of [*] not listed in Annex B to the Amendment Agreement will be determined from the [*], based on the [*] as determined by the [*], after which the [*] specified in sub-clauses 1 through 4 of Clause 1.B immediately above. For purposes of Annex B, a Derivative shall be categorized based on [*] set forth in sub-clauses 1 through 4 of Clause 1.B above.

D. Per Clause 10 of the Agreement, the prices for [*] are in USD, net of [*]. NXP may use more expensive, qualified test solutions in the manufacture of products for DSPG but DSPG will be [*] Parties in the Agreement and the Amendment Agreement, except as provided below and included in paragraph 3 of Schedule 2 of the Agreement.

E. The prices set forth in Annexes A and B of the Amendment Agreement include the payment by NXP of [*]. Following the Closing, NXP shall continue to pay all royalties payable to [*]. If NXP proposes to agree to adjust the [*] payable by NXP for products manufactured by NXP generally, NXP shall promptly notify DSPG. If NXP is subjected to changes in [*] due to, for example, changes in [*], NXP will promptly notify DSPG and update the prices of products affected to reflect this change. If DSPG does not enter into a [*], the prices for NXP Products shall be adjusted to reflect such changes in the [*] by NXP. If DSPG elects to enter into [*], the price for NXP Products shall be [*], effective upon DSPG entering into a [*].

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2.	Duration and Revision

A. The prices in Annexes A and Annex B of the Amendment Agreement shall be updated [*] based on [*]. Subject to Clause 2.B below, a description of [*], especially as to those pertaining to new products, appears in Schedule 2 and Schedule 3 of the Agreement. Prices for the next [*] shall be agreed to by both Parties [*] based on the [*] of production data. [*]. Furthermore, the prices are subject to Clause 2 of the Agreement for the duration of the Agreement and Clause 2.3.1 of the Agreement for [*] products. For the avoidance of doubt, the yield for Wafers [*].

B. Notwithstanding any schedule or other provision of the Agreement, the Wafer tester and final tester to be used with respect to any product manufactured pursuant to the Agreement shall be designated by DSPG. However, it is assumed that the tester configurations as used today by NXP in the manufacture of these products are the agreed defaults until change is designated by DSPG. In case of such a change designated by DSPG, DSPG will provide NXP with the reasons for the unavoidability of these changes. NXP shall have the right to use testers other than those designated by DSPG, provided that the performance and test time of the testers used by NXP shall be at least as good as those of the designated testers and [*].

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